UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 14, 2006

                        SPARTA COMMERCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)



            Nevada                   000-09483                30-0298178
(State or Other Jurisdiction     (Commission File           (I.R.S. Employer
       of Incorporation)              Number)            Identification Number)

               462 Seventh Avenue, 20th Floor, New York, NY 10018
              (Address of principal executive offices) (zip code)

                                 (212) 239-2666
              (Registrant's telephone number, including area code)


                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      On March 14, 2006, we completed a private placement offering of 4,039,200 shares of our common stock, par value $0.001 per share, to accredited investors for an aggregate purchase price of $787,644. The aforementioned securities were sold in reliance upon the exemption afforded by the provisions of Regulation D, as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

      On March 29, 2006, we completed a private placement offering of 1,799,102 shares of our common stock, par value $0.001 per share, to accredited investors for an aggregate purchase price of $350,825. The aforementioned securities were sold in reliance upon the exemption afforded by the provisions of Regulation D, as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

      The foregoing closings concluded a private placement offering, which we began in December 2005, and in which we sold an aggregate of 17,555,369 shares of our common stock, par value $0.001 per share, to accredited investors for an aggregate purchase price of $3,423,297. In connection with this offering we have granted the investors registration rights with respect to the shares of common stock purchased, pursuant to a Subscription Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(C) EXHIBITS.

EXHIBIT
NUMBER                              DESCRIPTION
--------------------------------------------------------------------------------
10.1 Form of Subscription Agreement (Incorporated by reference to the exhibits to Registrants Form 8-K filed on January 4, 2006).





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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SPARTA COMMERCIAL SERVICES, INC.


Dated:  April 4, 2006                        By:  /s/ Anthony L. Havens
                                                 -------------------------------
                                             Name:    Anthony L. Havens
                                             Title:   President


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